UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of principal executive offices)	(Zip Code)

(540) 542-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibits

Item 1.01. Entry into a Material Definitive Agreement

On February 26, 2013, Trex Company, Inc. (the “Company”), as borrower; Branch Banking and Trust Company, (“BB&T”), as Administrative Agent and as a Lender; and Wells Fargo Capital Finance, LLC, as a Lender; entered into a First Amendment (“First Amendment”) to their Amended and Restated Credit Agreement dated as of January 6, 2012 (the “Credit Agreement”).

Pursuant to the First Amendment, the Credit Agreement was amended to increase the maximum amount of the revolving loans from $100,000,000 to $125,000,000 during the period from February 26, 2013 through and including June 30, 2013, and reduce certain interest rate margins and costs.

In conjunction with the First Amendment, the Revolver Notes executed by the Company to each of BB&T and Wells Fargo dated as of January 6, 2012 were amended and restated.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

4.1	First Amendment dated February 26, 2013 to Amended and Restated Credit Agreement dated as of January 6, 2012 between the Company and Branch Banking and Trust Company, as a Lender and Administrative Agent, and Wells Fargo Capital Finance, LLC as a Lender. FILED HEREWITH

4.2	Revolver Note dated February 26, 2013 payable by Trex Company, Inc. to Branch Banking and Trust Company in the amount of the lesser of $67,500,000 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.3	Revolver Note dated February 26, 2013 payable by Trex Company, Inc. to Wells Fargo Capital Finance, LLC in the amount of the lesser of $57,500,000 or the outstanding revolver advances made by Wells Fargo Capital Finance, LLC. FILED HEREWITH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

By:	/S/ RONALD W. KAPLAN
Name:	Ronald W. Kaplan
Title:	President and Chief Executive Officer

Dated: February 26, 2012

EXHIBIT INDEX

TREX COMPANY, INC.

Current report on Form 8-K

Exhibit No.	Description

4.1	First Amendment dated January 20, 2013 to Amended and Restated Credit Agreement dated as of January 6, 2012 between the Company and Branch Banking and Trust Company, as a Lender and Administrative Agent and Wells Fargo Capital Finance, LLC as a Lender. FILED HEREWITH

4.2	Revolver Note dated January 6, 2012 payable by Trex Company Inc. to Branch Banking and Trust Company in the amount of $55,000,000 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.3	Revolver Note dated January 6, 2012 payable by Trex Company Inc. to Wells Fargo Capital Finance, LLC in the amount of $45,000,000. FILED HEREWITH